UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Address of principal executive offices) (Zip code)

John B. Walthausen Walthausen Funds
9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

ANNUAL REPORT January 31, 2010

Walthausen Small Cap Value Fund Annual Report January 31, 2010

Dear Fellow Shareholders.

The Walthausen Small Cap Value Fund’s (the “Fund’s”) fiscal year, which ended January 31st, 2010, was a spectacular year. We started off 2009 with the markets continuing to suffer as investors struggled to understand the repercussions of a once-in-a-lifetime credit crisis. By mid-March, the market became reassured that its worst fears of a complete meltdown would not materialize. For most companies, business slowed precipitously in the December quarter of 2008 and worsened in the first quarter of 2009. But then, as massive interventions by governments around the world began to take hold, people caught their breath and the economy started to stabilize. That was enough to get the markets running.

For the fiscal year ended January 31, 2010, the Fund generated returns of 59.86%, well outdistancing the Russell 2000 Value benchmark, which gained 36.55% . The key contributor was a decision to emphasize stocks of companies that would benefit from a resumption of economic growth. Thus we were over-weighted in industrial, consumer discretionary and energy stocks, but had only modest weightings in banks and nothing in utilities.

Where do we go from here? With the markets up from March 2009's lows, the level of risk in the market has increased. Although the economy seems to have stabilized, the real question is how quickly it will recover. The recessionary period of contracting economic activity seems to be over and the emerging economies of China and India are growing. For the U.S. and Europe, however, there is a lot of slack-- low capacity utilization, high unemployment and sluggish loan demand. How quickly will the economy return to stronger growth or is there a risk of renewed contraction? We think that a sluggish recovery is not bad. We anticipate that interest rates will most likely stay low and thus returns on alternative investments will be anemic enough to support relatively high valuations in the equity markets. We tend to believe that the risks of a "double dip" recession are real, but that the probability is low.

For 2010 we are focusing on stock selection. At this point the Fund is positioned to benefit from an economic recovery but we will constantly reassess the situation and will adjust as we see changes on the horizon.

Thank you for your investment.

Sincerely, John B. Walthausen

2010 Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND

PERFORMANCE INFORMATION (Unaudited)

1/31/10 NAV $11.27

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JANUARY 31, 2010

		Since
	1 Year(A)	Inception(A)
Walthausen Small Cap Value Fund	59.86%	6.18%
Russell 2000® Value Index(B)	36.55%	-6.86%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2010 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND

                              * Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2010 Annual Report 3

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 to January 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2009 to
	August 1, 2009	January 31, 2010	January 31, 2010

Actual	$1,000.00	$1,235.75	$8.17

Hypothetical	$1,000.00	$1,017.90	$7.38
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Annual Report 4

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2010
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Air Transportation, Scheduled
2,875	Allegiant Travel Company *	$ 147,200	0.47%
Air-Condition & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment
12,325	AAON Inc.	253,772	0.81%
Aircraft Parts & Auxiliary Equipment
35,400	Hawk Corp. Class A *	614,898	1.96%
Ball & Roller Bearings
53,300	NN Inc. *	211,601	0.68%
Broadwoven Fabric Mills, Man Made Fiber & Silk
99,100	Xerium Technologies Inc. *	80,271	0.26%
Canned, Frozen & Preserved Fruit and Vegetables
20,368	Overhill Farms Inc. *	89,823	0.29%
Chemicals & Allied Products
20,100	Arch Chemicals Inc.	561,996
54,900	Solutia Inc. *	754,875
		1,316,871	4.21%
Computer Peripheral Equipment
16,537	Astro-Med Inc.	119,893	0.38%
Converted Paper & Paperboard Products (No Containers/Boxes)
5,050	Bemis Co. Inc.	141,703	0.45%
Crude Petroleum & Natural Gas
96,600	American Oil & Gas Inc. *	391,230
10,000	Arena Resources Inc. *	383,400
42,800	Brigham Exploration Co. *	558,112
25,300	Gulfport Energy Corp. *	261,602
33,750	Northern Oil and Gas, Inc. *	372,937
7,155	Whiting Petroleum Corp. *	476,237
		2,443,518	7.80%
Cutlery, Handtools & General Hardware
84,900	Lifetime Brands, Inc. *	677,502	2.16%
Electric Lighting & Wiring Equipment
19,300	Thomas & Betts Corp. *	651,568	2.08%
Electronic Components & Accessories
136,700	Vishay Intertechnology Inc. *	1,030,718	3.29%
Electronic Components, NEC
86,650	Hutchinson Technology Inc. *	583,155	1.86%
Fabricated Plate Work (Boiler Shops)
69,000	Global Power Equipment Group Inc. *	120,750	0.39%
Fire, Marine & Casualty Insurance
5,279	Baldwin & Lyons Inc. Class B	125,587
10,200	Platinum Underwriters Holdings Ltd. (Bermuda)	369,852
6,300	RLI Corp.	324,198
		819,637	2.62%
Food & Kindred Products
15,005	Flowers Foods Inc.	364,471	1.16%
Greeting Cards
37,700	CSS Industries Inc.	653,341	2.09%
Hospital & Medical Service Plans
11,200	American Physicians Capital, Inc.	310,912	0.99%
Instruments For Measuring & Testing of Electricity & Electric Signals
119,800	Theragenics Corp. *	159,334	0.51%
Insurance Carriers, NEC
81,200	Hallmark Financial Services Inc. *	637,420	2.04%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2010
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Life Insurance
3,500	National Western Life Insurance Company Class A	$ 568,750	1.82%
Machine Tools, Metal Cutting Types
86,100	Thermadyne Holdings Corp. *	672,441	2.15%
Metal Forgings & Stampings
34,500	Ladish Co. Inc. *	533,025	1.70%
Miscellaneous Furniture & Fixtures
34,100	Knoll Inc.	383,966	1.23%
Miscellaneous Transportation Equipment
8,500	Polaris Industries, Inc.	375,785	1.20%
Mortgage Bankers & Loan Correspondents
63,500	Ocwen Financial Corp. *	581,660	1.86%
Motor Vehicle Parts & Accessories
30,900	Drew Industries Inc. *	574,740	1.84%
National Commercial Banks
15,150	Community Bank System Inc.	316,786
13,700	Sterling Bancorp	102,065
9,780	Suffolk Bancorp	263,669
		682,520	2.18%
Paper Mills
45,700	KapStone Paper and Packaging Co. *	422,268	1.35%
Plastic Materials, Synth Resin
34,600	Hexcel Corp. *	380,600
47,400	Landec Corp. *	300,990
		681,590	2.18%
Pulp Mills
92,100	Mercer International Inc. (Canada) *	287,352	0.92%
Railroad Equipment
23,350	Portec Rail Products Inc.	254,982	0.81%
Refrigeration & Service Industries
42,100	Standex International Corp.	960,301	3.07%
Retail - Miscellaneous Shopping
29,350	Cabela's Inc. Class A *	473,122	1.51%
Retail - Retail Stores, NEC
64,300	Sally Beauty Holdings Inc. *	536,262	1.71%
Retail - Women's Clothing Stores
21,450	Dress Barn Inc. *	504,933	1.61%
Rolling Drawing & Extruding of Nonferrous Metals
20,900	RTI International Metals Inc. *	517,275	1.65%
Semiconductors & Related Devices
18,400	Cabot Microelectronics Corp. *	646,760	2.07%
Services - Commercial Physical & Biological Research
24,850	Parexel International Corp. *	480,599	1.54%
Services - Computer Processing & Data Preperation
39,350	CSG Systems International Inc. *	763,783	2.44%
Services - Computer Programming, Data Processing, Etc.
82,300	S1 Corporation *	492,154	1.57%
Services - Consumer Credit Reports
15,441	Altisource Portfolio Solutions S.A. (Luxembourg) *	354,371	1.13%
Services - Educational Services
29,050	Nobel Learning Communities Inc. *	195,797	0.63%
Services - Engineering, Accounting, Research, Management
76,500	PRGX Global, Inc. *	439,875	1.41%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2010
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Equipment Rental & Leasing, NEC
16,900	McGrath Rentcorp	$ 356,083	1.14%
Services - Help Supply Services
10,013	CDI Corp.	129,068	0.41%
Services - Management Consulting
16,950	Corporate Executive Board Co.	392,223	1.25%
Services - Membership Organizations
49,965	Interval Leisure Group, Inc. *	635,555	2.03%
Services - Prepackaged Software
44,300	Vital Images Inc. *	629,946	2.01%
Special Industry Machinery (No Metalworking Machinery)
15,875	John Bean Technologies Corporation	261,779	0.84%
State Commercial Banks
20,400	Bryn Mawr Bank Corp.	326,604
9,950	First Bancorp	154,026
		480,630	1.54%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
10,790	Commercial Metals Co.	148,255	0.47%
Surety Insurance
17,600	CNA Surety Corp. *	246,400	0.79%
Surgical & Medical Instruments & Apparatus
28,000	Hill-Rom Holdings, Inc.	654,360	2.09%
Textile Mill Products
86,000	Lydall Inc. *	544,380	1.74%
Wholesale - Apparel, Piece Goods
10,575	Delta Apparel Inc. *	134,514	0.43%
Wholesale - Durable Goods
26,000	School Specialty Inc. *	574,340	1.82%
Wood Household Furniture (No Upholstered)
26,800	Ethan Allen Interiors Inc.	388,332	1.23%
Total for Common Stock (Cost $26,150,369)		$ 29,388,534	93.87%
REAL ESTATE INVESTMENT TRUSTS
43,325	Walter Investment Management Corp.	$ 588,354	1.88%
	(Cost $513,677)
CASH EQUIVALENTS
2,402,189	Fidelity Institutional Treasury Money Market Fund -
	Class I 0.01% **	2,402,189	7.67%
	(Cost $2,402,189)
Total Investment Securities		32,379,077	103.42%
	(Cost $29,066,235)
Liabilities In Excess of Other Assets		(1,071,844)	-3.42%
Net Assets		$ 31,307,233	100.00%

* Non-Income Producing Securities. ** Variable rate security; the yield rate shown represents the rate at January 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 7

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2010

Assets:
Investment Securities at Fair Value	$ 32,379,077
(Cost $29,066,235)
Cash	589,223
Dividend Receivable	3,400
Interest Receivable	22
Receivable for Shareholder Subscriptions	61,831
Total Assets	33,033,553
Liabilities:
Payable to Advisor for Service Fees (Note 4)	10,582
Payable to Advisor for Management Fees (Note 4)	23,518
Payable for Securities Purchased	1,617,138
Payable for Shareholder Redemptions	75,082
Total Liabilities	1,726,320
Net Assets	$ 31,307,233

Net Assets Consist of:
Paid In Capital (Note 5)	$ 28,410,654
Accumulated Realized Loss on Investments - Net	(416,263)
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	3,312,842
Net Assets, for 2,779,095 Shares Outstanding	$ 31,307,233
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($31,307,233/2,779,095 shares)	$ 11.27
Redemption Price Per Share ($11.27 * 0.98) (Note 2)	$ 11.04

Statement of Operations
For the year ended January 31, 2010

Investment Income:
Dividends	$ 168,185
Interest	139
Total Investment Income	168,324
Expenses:
Management Fees (Note 4)	134,275
Service Fees (Note 4)	60,423
Total Expenses	194,698

Net Investment Loss	(26,374)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	96,829
Net Change in Unrealized Appreciation on Investments	5,345,852
Net Realized and Unrealized Gain on Investments	5,442,681

Net Increase in Net Assets from Operations	$ 5,416,307

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 8

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2009	2/1/2008*
	to	to
	1/31/2010	1/31/2009
From Operations:
Net Investment Loss	$ (26,374)	$ (17,043)
Net Realized Gain/(Loss) on Investments	96,829	(513,092)
Change in Net Unrealized Appreciation/(Depreciation)	5,345,852	(2,033,010)
Increase/(Decrease) in Net Assets from Operations	5,416,307	(2,563,145)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	18,765,399	11,013,513
Proceeds From Redemption Fees (Note 2)	370	206
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,239,563)	(185,854)
Net Increase (Decrease) from Shareholder Activity	17,526,206	10,827,865

Net Increase (Decrease) in Net Assets	22,942,513	8,264,720

Net Assets at Beginning of Period	8,364,720	100,000
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $0 and $0)	$ 31,307,233	$ 8,364,720

Share Transactions:
Issued	1,742,495	1,196,623
Reinvested	-	-
Redeemed	(149,927)	(20,096)
Net Increase in Shares	1,592,568	1,176,527
Shares Outstanding Beginning of Period	1,186,527	10,000
Shares Outstanding End of Period	2,779,095	1,186,527

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2009	2/1/2008*
	to	to
	1/31/2010	1/31/2009
Net Asset Value -
Beginning of Period	$ 7.05	$ 10.00
Net Investment Loss **	(0.02)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	4.24	(2.93)
Total from Investment Operations	4.22	(2.95)

Distributions (From Net Investment Income)	-	-
Distributions (From Realized Capital Gains)	-	-
Total Distributions	-	-

Net Asset Value -
End of Period	$ 11.27	$ 7.05
Total Return ***	59.86%	(29.50)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	31,307	8,365
Ratio of Expenses to Average Net Assets	1.45%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.20%	-0.27%
Portfolio Turnover Rate	69.87%	133.28%

* Commencement of Operations.
** Per share amounts were calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2010

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2010, proceeds from redemption fees amounted to $370.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. For the year ended January 31, 2010, the Fund reclassified $26,374 of net investment loss to paid in capital.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

2010 Annual Report 10

Notes to the Financial Statements - continued

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific indentification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through the date the financial statements were issued.

3.) SECURITIES VALUATIONS:
As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including real estate investment trusts). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

2010 Annual Report 11

Notes to the Financial Statements - continued

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$29,388,534	$0	$0	$29,388,534
Real Estate Investment Trusts	588,354	0	0	588,354
Money Market Funds	2,402,189	0	0	2,402,189
Total	$32,379,077	$0	$0	$32,379,077

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended January 31, 2010.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective February 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the fiscal year ended January 31, 2010.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor receives a service fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended January 31, 2010, the Advisor earned management fees totaling $134,275, of which $23,518 was due to the Advisor at January 31, 2010. For the same period, the Advisor earned service fees of $60,423, of which $10,582 was due to the Advisor at January 31, 2010.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

2010 Annual Report 12

Notes to the Financial Statements - continued

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $600 plus travel and related expenses for the fiscal year ended January 31, 2010. Under the Management Agreement, the Advisor pays these fees.

5.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at January 31, 2010 was $28,410,654 representing 2,779,095 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $25,581,679 and $9,310,648, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2010 was $29,163,701. At January 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$4,558,910	($1,343,534)	$3,215,376

8.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2010, NFS, LLC, for the benefit of its clients, held, in aggregate, 35.17% of the shares of the Fund, and therefore may be deemed to control the Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS:
There were no distributions paid during the fiscal years ended January 31, 2010 and 2009.

As of January 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 0
Undistributed long-term accumulated losses	(318,797)
Unrealized appreciation	3,215,376
$ 2,896,579

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of wash sales.

10.) CAPITAL LOSS CARRYFORWARD:
At January 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $318,797, of which $119,641 expires in 2017 and $199,156 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2010 Annual Report 13

ADDITIONAL INFORMATION January 31, 2010 (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited):
On January 25, 2010 the Board of Trustees (the “Board”) considered the renewal of the Management Agreement (the "Agreement"). In approving the Management Agreement, the Board considered and evaluated materials received from the Advisor (the “Report”) related to the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund's performance since the Fund's inception, important factors relating to the Fund's performance, the Adviser's investment and research strategy, the Adviser's strength, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials from the Adviser included information regarding the Fund's performance compared to a peer group of 25 similar funds. The Board noted that the Fund performed within the range of its peers. It was noted that the Fund was up 42.39% for the 12 month period ended December 31, 2009, compared to 31.52% for the peer group and 20.58% for the Russell 2000® Value Index. Since inception, the Walthausen Small Cap Value Fund returned an average of 6.68% compared to -5.70% for the Russell 2000® Value Index.

As to the nature, extent and quality of the services provided by the Adviser, the Board analyzed the Adviser's experience and capabilities. The Adviser summarized the information provided to the Board. The Board discussed the Adviser's financial condition, the portfolio manager's background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 certifications. The Board discussed the quality of the Adviser's compliance efforts. The Adviser also discussed its financial stability.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially all operating expenses of the Fund and that the Adviser's relationship with the Fund was not profitable in 2009. The Board also compared the Fund's management fee and total annual operating expenses with those of comparable funds. The Adviser stated that in addition to advisory services, the Adviser also provides the Fund with officers, including the CCO, marketing support and office space.

Turning to the level of the management fee, the Baord was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its peer group. Included in the comparison were funds with similar asset ranges. It was also noted that the Adviser is responsible under the services agreement for paying all but a very small fraction of the Fund's expenses. The Board also noted that the Fund's current expense ratio of 1.48% was less than the average expense ratio of 1.85% for the peer group. Additionally, it was noted that the management fee of 1.00% was slightly above the peer group average, but within the range of its peers. Finally, the Board reviewed information regarding fees charged by the Adviser for separate accounts. The Board noted that the Adviser is paid between 0.50% and 1.00% for separate accounts, of which the lower fee accounts are managed on a sub-advisory basis. These accounts do not require the same comprehensive level of services as is provided to the Fund. Having considered the comparative data as described above, the Board concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Adviser represented to tthem that it would consider including breakpoints as the Fund grows, thereby benefiting shareholders.

2010 Annual Report 14

Additional Information - continued

Next, the independent Trustees of the Board met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Board reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Board also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were reasonable and that the Adviser's relationship with the Fund was not profitable in 2009. The Board agreed that economics of scale would not be a material consideration until the Fund is substantially larger. It was the consensus of the Board, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

2010 Annual Report 15

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Funds (the "Trust"), comprising the Walthausen Small Cap Value Fund as of January 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Funds, comprising the Walthausen Small Cap Value Fund, as of January 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio March 26, 2010

2010 Annual Report 16

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	1	None
Age: 64	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary,	Since 2008	Chief Compliance Officer,	N/A	N/A
Age: 51	Treasurer		Walthausen & Co., LLC, 2007 to
	and Chief		Present. V.P. Institutional Equity
	Compliance		Sales, C. L. King & Associates, 2001
	Officer		to 2007.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Executive Director, Fredric	1	None
Age: 58	Trustee		Remington Art Museum, 8/15/05 to
Present. Sr. VP Research & Trading,
C.L. King & associates, 9/11/00 to
6/30/05.

Hany A. Shawky	Independent	Since 2009	Founding Director, Center for Institu-	1	None
Age:62	Trustee		tional Investment Management,
School of Business, University at
Albany, July 2002-October 2007.
Professor of Finance at the
University at Albany, N.Y. October
2007 to present.
Ronald
Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	1	McDonald
Age: 60	Trustee		Council of New York State 3/31/04 to		Charities of
			3/31/08.		Albany, NY

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 9 Executive Park Drive, Suite B, Clifton Park, NY 12065.

     The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2010 Annual Report 17

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/10	FYE 1/31/09
Audit Fees	$12,500	$14,250
Audit-Related Fees	$600	$600
Tax Fees	$2,000	$2,000
All Other Fees	$800	$900

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/10	FYE 1/31/09
Registrant	$2,800	$2,900
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen John B. Walthausen President Date: 4/1/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John B. Walthausen John B. Walthausen President Date: 4/1/2010

By: /s/ Mark L. Hodge Mark L. Hodge Chief Financial Officer Date: 4/1/10